FRONTEGRA FUNDS, INC.

Statement of Additional Information
Supplement Dated February 27, 2004 to
Statement of Additional Information Dated October 28, 2003

The following information supplements the section of the Statement of Additional Information entitled “Investment Policies and Techniques”:

Credit Default Swaps.  The Total Return Bond and Investment Grade Bond Funds may enter into credit default swap agreements.  The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by a Fund.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation.  A credit event is typically a default.

A Fund may be either the buyer or seller in the transaction.  As a seller, a Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation.  The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation.  If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk and credit risk.  As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment.  In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.